Exhibit 99.3

Xhibit Corp. and Subsidiaries
Unaudited Pro Forma Condensed Combined Balance Sheet
March 31, 2013

		SHC	Pro Forma		Pro Forma
	Xhibit Corp.	Parent Corp.	Adjustments		Combined
ASSETS
Current assets:
Cash	$80,244	$15,788,761	$-		$15,869,005
Receivables, net	1,355,429	5,414,131			6,769,560
Inventories		16,493,006			16,493,006
	2,083	1,447,108			1,449,191
Total current assets	1,437,756	39,143,006	-		40,580,762

Property and equipment, net	1,456,795	4,993,398			6,450,193
Intangible assets, net	2,597,748	9,679,096	(9,679,096)	(A)	44,728,099
		-	42,130,351	(B)	-
Other assets	32,731	146,593			179,324

Total Assets	$5,525,030	$53,962,093	$32,451,255		$91,938,378

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,549,038	$19,518,969	$-		$21,068,007
Accounts payable - related parties	19,141	-			19,141
Accrued expenses	-	1,482,721			1,482,721
Accrued interest - related parties	1,498				1,498
Accrued payroll and related expenses	-	449,715			449,715
Customer deposits	-	34,652,567			34,652,567
Current maturities of long-term debt	-	4,809,375			4,809,375
Notes payable - related parties	340,000	-			340,000
Deferred revenue	188,138	-			188,138
Deferred lease incentive - current portion	123,203	-			123,203
Total current liabilities	2,221,018	60,913,347	-		63,134,365

Non-current liabilities:
Deferred rent liability	247,622	-	-		247,622
Deferred lease incentive - non-current portion	585,212	-	-		585,212

Total liabilities	3,053,852	60,913,347	-		63,967,199

SHAREHOLDERS' EQUITY
Common stock	6,744	10	(10)	(C)	11,188
			4,444	(B)	-
Additional paid-in-capital	4,813,100	33,221,396	(33,221,395)	(C)	30,308,657
			25,495,556	(B)
Accumulated deficit	(2,348,666)	(40,172,660)	40,172,660	(C)	(2,348,666)
Total stockholders' equity	2,471,178	(6,951,254)	32,451,255		27,971,179

Total liabilities and shareholders's equity	$5,525,030	$53,962,093	$32,451,255		$91,938,378

Xhibit Corp. and Subsidiaries
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Three Months Ended March 31, 2013

		SHC	Pro Forma		Pro Forma
	Xhibit Corp.	Parent Corp.	Adjustments		Combined
Revenues:
Net merchandise sales	$-	$10,897,586	$-		$10,897,586
Placement fees		3,400,623			3,400,623
Internet marketing services	1,502,279	-			1,502,279
	2,256,845	-			2,256,845
Gift cards and other		2,721,873			2,721,873
Other		-			-
Total revenues	3,759,124	17,020,082	-		20,779,206

Cost of goods sold	2,626,349	9,377,688			12,004,037

Gross profit	1,132,775	7,642,394	-		8,775,169

Operating expenses:
Catalog expenses		1,918,182			1,918,182
Selling expenses	508,753	3,096,565			3,605,318
Customer service and fulfillment		748,399			748,399
General and administrative	1,347,539	3,798,339			5,145,878
Depreciation and amortization		174,979	998,250	(D)	1,173,229
Research and development	271,566	-			271,566
Total operating expenses	2,127,858	9,736,464	998,250		12,862,572

Loss from operations	(995,083)	(2,094,070)	(998,250)		(4,087,403)

Non-operating expenses:
Interest expense	8,195	23,092			31,287
Other expense		-	-
Loss on debt coversion	66,431				66,431

Loss before income taxes	(1,069,709)	(2,117,162)	(998,250)		(4,185,121)

Income tax provision (benefit)					-

Net loss	$(1,069,709)	$(2,117,162)	$(998,250)		$(4,185,121)

Basic and diluted income/(loss) per share	$(0.02)				$(0.04)

Basic and diluted shares	67,422,314		44,440,000		111,862,314

Xhibit Corp. and Subsidiaries
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2012

		SHC	Pro Forma		Pro Forma
	Xhibit Corp.	Parent Corp.	Adjustments		Combined
Revenues:
Net merchandise sales	$-	$60,469,155	$-		$60,469,155
Placement fees	-	17,879,980			17,879,980
Internet marketing services	9,772,966	-			9,772,966
	-	13,784,598			13,784,598
Total revenues	9,772,966	92,133,733	-		101,906,699

Cost of goods sold	4,686,384	52,226,441			56,912,825

Gross profit	5,086,582	39,907,292	-		44,993,874

Operating expenses:
Catalog expenses	-	8,979,674			8,979,674
Selling expenses	1,061,470	14,063,200			15,124,670
Customer service and fulfillment	-	3,311,974			3,311,974
General and administrative	3,787,342	14,864,521	(521,560)	(E)	18,130,303
Depreciation and amortization		681,117	3,993,000	(D)	4,674,117
Research and development	576,504	-			576,504
Total operating expenses	5,425,316	41,900,486	3,471,440		50,797,242

Loss from operations	(338,734)	(1,993,194)	(3,471,000)		(5,803,368)

Non-operating expenses:
Gain from debt restructuring	-	(11,595,939)	11,595,939	(F)	-
Interest expense	56,265	715,674			771,939
Interest income	-	(576)			(576)
Non-cash interest expense for amortization of deferred financing costs	-	-			-
	-	360,632			360,632
Other (income) / expense	(689)	21,327			20,638

Loss before income taxes	(394,310)	8,505,688	(15,067,379)		(6,956,001)

Income tax provision (benefit)	-	(723,333)	723,333	(G)	-

Net loss	$(394,310)	$9,229,021	$(15,790,712)		$(6,956,001)

Basic and diluted income/(loss) per share	$(0.01)				$(0.06)

Basic and diluted shares	67,001,730		44,440,000		111,441,730

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.	Basis of Pro Forma Presentation

    The Unaudited Pro Forma Condensed Combined Financial Statements and explanatory notes give effect to the combination of Xhibit Corp. (Xhibit) and SHC Parent Corp. (SHC). The acquisition was accounted for under the purchase method of accounting.

    The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 gives effect to the acquisition as if it had occurred on January 1, 2012.  The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2013 gives effect to the acquisition as if it had occurred on January 1, 2012.  The unaudited pro forma condensed combined balance sheet gives effect to the acquisition as if it had occurred on March 31, 2013.

    The unaudited pro forma condensed combined financial statements are based on the historical financial statements of Xhibit and SHC after giving effect to the acquisition, as well as the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the consolidated results of operations or financial position of the Company that would have been reported had the acquisition been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial position of the Company. This information should be read in conjunction with the accompanying notes to the unaudited pro forma condensed combined financial statements, the historical consolidated financial statements and accompanying notes of Xhibit’s’ annual report filed on Form 10-K for the year ended December 31, 2012, filed on April 16, 2013, and the financial statements of SHC included as Exhibit 99.1 in this Current Report on Form 8-K/A.

2.	Preliminary Purchase Price Allocation

While the pro formas in the balance sheet assume a valuation as of March 31, 2013, the table below assumes a valuation as of the effective date of the merger or May 16, 2013.  While the market valuation of the acquisition was $227,660,000 or 44,440,000 shares at a price of $4.00 per share plus assumption of liabilities of $49,900,000, the independent valuation firm retained by Xhibit valued the 44,440,000 shares at a price of approximately $0.5738 per share and with assumption of liabilities put the total at $75,440,000 as of May 16, 2013

    The preliminary purchase price allocation is as follows:

Current Assets	$27,300,000
Non-Current Assets	5,500,000
Intangibles	42,600,000
Liabilities Assumed	(49,900,000)
Total Purchase Price	$25,500,000

    The Company is still in the process of evaluating the fair value of the assets acquired and the liabilities assumed in order to make a final determination of the excess purchase price, including allocation to the intangibles other than goodwill. Accordingly, the purchase accounting information is preliminary and has been made solely for the purpose of developing such pro forma condensed combined financial information. Based on current information, the preliminary determination of the cost in excess of the net assets acquired and the allocation to goodwill and intangible assets should not materially differ from the final determination.

3.	Pro Forma Adjustments

    The following pro forma adjustments are included in the unaudited pro forma condensed combined financial statements:

    (A)  To reflect the removal of the intangible assets of SHC Parent Corp. associated with its acquisition in 2012.

    (B)  To reflect the preliminary allocation of the purchase price to intangible assets and goodwill in exchange for 44,440,000 shares of Xhibit Corp. common stock. The value of the stock issued was determined to be approximately $25.5 million.

    (C)  To reverse the historical equity accounts of SHC Parent Corp.

    (D)  To reflect the removal of historical depreciation and amortization related to SHC Parent Corp.’s existing finite-lived intangible assets and reflect the amortization expense related to the acquired finite-lived intangible assets.

    (E)  To eliminate the expenses associated with SHC Parent Corp.’s acquisition in 2012.

    (F)  To eliminate the gain on the restructuring of debt associated with SHC Parent Corp.’s acquisition in 2012.

    (G)  To eliminate the tax benefit associated with SHC Parent Corp.’s conversion from a C Corp. to an S Corp in 2012 related to the acquisition of SHC Parent Corp. in 2012.